Exhibit 10.1

Execution Copy

INVESTMENT AGREEMENT

This Investment Agreement (this “Agreement”), dated as of December 15, 2017 (the “Effective Date”), is entered into by and among (i) Ramelle Ashram Bin Ramli (“Investor”); (ii) Chi Jen Chen (“Chen”); (iii) Esther Pranolo (“Pranolo” and collectively with Chen, the “Shareholders” and each individually, a “Shareholder”) and (iv) Boly Group Holdings Corp., a Delaware corporation (the “Company”). Investor, Chen, Pranolo and the Company may be collectively referred to herein as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, Chen is a shareholder of the Company, owning 205,219 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Chen Shares”), which Chen Shares are restricted stock, and Pranolo is a shareholder of the Company, owning 17,775 shares of Common Stock of the Company (the “Pranolo Shares” and, together with the Chen Shares, the “Shares”) of the Company, which Pranolo Shares are freely tradeable stock;

WHEREAS Chen is the holder of convertible debt of the Company in the original aggregate principal amount of $30,044 (together with any interest thereon to date, the “Debt” and, together with the Shares, the “Securities”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Chen desires to sell, and the Company desires to purchase and redeem, all of Chen’s rights, title, and interest in and to the Chen Shares as further described herein; Chen and the Company desire to cancel the Debt; and Pranolo desires to sell, and the Company desires to purchase and redeem, all of Pranolo’s rights, title, and interest in and to the Pranolo Shares as further described herein; and

WHEREAS, pursuant to the terms and conditions of this Agreement, Investor desires to acquire from the Company 222,994 shares of Common Stock of the Company (the “New Shares”) for a purchase price of $310,000;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I Definitions

The following terms have the meanings specified or referred to in this Article I:

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in San Gabriel, California are authorized or required by Law to be closed for business.

“Contemplated Transactions” means the transactions contemplated by this Agreement and the Transaction Documents.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Enforceability Exceptions” means (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (b) general principles of equity.

“Equity Security” means, in respect of any Person, (a) any capital stock or similar security, (b) any security convertible into or exchangeable for any security described in clause (a), (c) any option, warrant, or other right to purchase or otherwise acquire any security described in clauses (a), (b), or (c), and, (d) any “equity security” within the meaning of the Exchange Act.

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“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Losses” means losses, damages, liabilities, deficiencies, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except in the case of fraud or to the extent actually awarded to a Governmental Authority or other third party.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of the Company, or (b) the ability of each Shareholder or the Company to consummate the Contemplated Transactions on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition, or change, directly or indirectly, arising out of or attributable to: (i) any changes, conditions or effects in the United States economy or securities or financial markets in general; (ii) changes, conditions or effects that generally affect the industries in which the Company operates; (iii) any change, effect or circumstance resulting from an action required or permitted by this Agreement; or (iv) conditions caused by acts of terrorism or war (whether or not declared); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i), (ii) or (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on the Company compared to other participants in the industries in which the Company conducts its businesses.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Transaction Documents” means this Agreement, the Debt Cancellation Agreement, the Chen Redemption Agreement, the Pranolo Redemption Agreement, and any other document or agreement referenced therein or entered into in connection with the Contemplated Transactions.

Article II Redemptions And Issuance

Section 2.01  Redemptions. Subject to the terms and conditions set forth herein, at the Closing, Chen shall sell to the Company, and the Company shall accept and purchase, the Chen Shares pursuant to the terms and conditions of the Stock Redemption Agreement attached hereto as Exhibit A (the “Chen Redemption Agreement”). Subject to the terms and conditions set forth herein, at the Closing, Pranolo shall sell to the Company, and the Company shall accept and purchase, the Pranolo Shares pursuant to the terms and conditions of the Stock Redemption Agreement attached hereto as Exhibit B (the “Pranolo Redemption Agreement”).

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Section 2.02  Issuance. Subject to the terms and conditions set forth herein, at the Closing, the Investor shall acquire from the Company, and the Company shall issue to the Investor, the New Shares for a total consideration paid by the Investor to the Company of $310,000 (the “Purchase Price”). All dollar figures herein are in U.S. Dollars.

Section 2.03  Closing.

Subject to the terms and conditions herein, the closing of the Contemplated Transactions (the “Closing”) shall be held at the offices of Investor at 10:00 a.m., Eastern time, on the date of the satisfaction of all of the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction of those conditions) or such conditions shall have been satisfied or waived by the Party entitled to waive the same, or at such other time, place and date that each Shareholder, Investor and the Company may agree in writing (the “Closing Date”).

Section 2.04  Closing Obligations. At the Closing:

(a)  Chen shall deliver to the Company:

(i) the Chen Redemption Agreement and all documents and items required to consummate the transactions therein;

(ii) a certificate from Chen in form and substance reasonably acceptable to Investor, certifying that the matters set forth in Section 6.01(c) and Section 6.01(e) are true and correct; and

(iii) such other documents as Investor may reasonably request for the purpose of evidencing the accuracy of any of Chen’s representations and warranties; evidencing the performance by Chen, or the compliance by Chen with, any covenant or obligation required to be performed or complied with by Chen; or otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

(b)  Pranolo shall deliver to the Company:

(i) the Pranolo Redemption Agreement and all documents and items required to consummate the transactions therein;

(ii) a certificate from Pranolo in form and substance reasonably acceptable to Investor, certifying that the matters set forth in Section 6.01(c) and Section 6.01(e) are true and correct; and

(iii) such other documents as Investor may reasonably request for the purpose of evidencing the accuracy of any of Pranolo’s representations and warranties; evidencing the performance by Pranolo, or the compliance by Pranolo with, any covenant or obligation required to be performed or complied with by Pranolo; or otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

(c)  The Company shall deliver to Investor:

(i) One or more stock certificates evidencing the New Shares, and such other documents as may be required under applicable law or reasonably requested by the Investor;

(ii) Fully executed copies of the Chen Redemption Agreement and the Pranolo Redemption Agreement, together with all documents and agreements entered into in connection therewith, duly executed by the applicable parties thereto;

(iii) the resignations of the directors and officers of the Company, in form and substance required by Investor, duly executed by the resigning directors and officers of the Company;

(iv) a certificate signed by a duly authorized officer of the Company in form and substance reasonably acceptable to Investor, certifying that the matters set forth in Section 6.01(d), Section 6.01(f) and Section 6.01(g) are true and correct; and

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(v) such other documents as Investor may reasonably request for the purpose of evidencing the accuracy of any of the Company’s representations and warranties; evidencing the performance by the Company, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company; or otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

(d)  Investor shall deliver to the Company:

(i)  the Purchase Price;

(ii)   a certificate from Investor, in form and substance reasonably acceptable to each Shareholder, certifying that the matters set forth in Section 6.02(a) and Section 6.02(b) are true and correct; and

(iii)  such other documents as the Company may reasonably request for the purpose of evidencing the accuracy of any of Investor’s representations and warranties; evidencing the performance by Investor, or the compliance by Investor with, any covenant or obligation required to be performed or complied with by Investor; or otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

Section 2.05  Direction to the Escrow Agents. The Parties acknowledge and agree that a portion of the Purchase Price has been placed into an escrow account with Legal & Compliance, LLC, located at 330 Clematis Street, Suite 217, West Palm Beach, FL 33401, which is acting as Investor’s escrow agent for this transaction (“Investor’s Escrow Agent”), and the originals of the certificates or other documents representing the Securities (the “Certificates”) have been delivered to J. M. Walker & Associates, Attorneys At Law, located at 7841 S. Garfield Way, Centennial, CO 80122, which is acting as Shareholders’ escrow agent for this transaction (the “Shareholders’ Escrow Agent”, and, together with Investor’s Escrow Agent, the “Escrow Agents”). The Parties agree to direct the Escrow Agents with respect to the holding and release of the Purchase Price and the Certificates pursuant to, and in compliance with, the terms and conditions of this Agreement and the other Transaction Documents.

Section 2.06  Directors and Officers. As of the Closing, the Company shall name designees of Investor to serve as Directors on the Board of Directors of the Company. As of the Closing, the Board of Directors of the Company shall name designees of Investor to serve as officers of the Company in the positions as named by Investor.

Section 2.07  Disbursements. Notwithstanding anything herein or in any of the Transaction Documents to the contrary, the Parties acknowledge and agree that the Shareholders and the Company may direct that Buyer pay certain amounts of the Purchase Price (i) directly to the Shareholders in satisfaction of the Company’s obligations under the Chen Redemption Agreement and the Pranolo Redemption Agreement and/or (ii) to certain third parties to pay for certain costs and expenses of the Shareholders and/or the Company, both related to the Contemplated Transaction and otherwise Third Parties, and all such payments shall be deemed to have been made to the Company for purposes herein. The Shareholders and the Company shall jointly direct the Buyer as to the disbursement of the Purchase Price at the Closing and shall be bound by such disbursement agreements.

Article III Representations and Warranties of Shareholders

Shareholders, jointly and severally, represent and warrant to the Company and the Investor as follows:

Section 3.01  Organization and Authority of Shareholder. Chen is an individual resident of California. Pranolo is an individual resident of California. Each Shareholder has full power and authority to enter into this Agreement and the other Transaction Documents to which such Shareholder is a party, to carry out its obligations hereunder and thereunder and to consummate the Contemplated Transactions. The execution and delivery by each Shareholder of this Agreement and any other Transaction Documents to which such Shareholder is a party, the performance by each Shareholder of its obligations hereunder and thereunder and the consummation by each Shareholder of the Contemplated Transactions have been duly authorized by all requisite action on the part of each Shareholder. This Agreement has been duly executed and delivered by each Shareholder, and (assuming due authorization, execution and delivery by Investor and the Company) this Agreement constitutes a legal, valid and binding obligation of each Shareholder enforceable against each Shareholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions. When each other Transaction Document to which each Shareholder is or will be a party has been duly executed and delivered by such Shareholder (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of each Shareholder enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions.

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Section 3.02  Ownership. Chen is the sole record and beneficial owner of the Chen Shares, has good and marketable title to the Chen Shares, free and clear of all Encumbrances (hereafter defined), other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Chen Shares to the Company in accordance with the Transaction Documents. Pranolo is the sole record and beneficial owner of the Pranolo Shares, has good and marketable title to the Pranolo Shares, free and clear of all Encumbrances, other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Pranolo Shares to the Company in accordance with the Transaction Documents. “Encumbrances” means any liens, pledges, hypothecations, charges, adverse claims, options, preferential arrangements or restrictions of any kind, including, without limitation, any restriction of the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Shares. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights. None of either Shareholder nor any of each Shareholder’s Affiliates (as defined below) has any interest, direct or indirect, in any shares of capital stock or other equity in the Company or has any other direct or indirect interest in any tangible or intangible property which the Company uses or has used in the business conducted by the Company, or has any direct or indirect outstanding indebtedness to or from the Company, or related, directly or indirectly, to its assets, other than the Shares as reflected in the preamble to this Agreement. “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Section 3.03  No Conflicts; Consents. The execution, delivery and performance by each Shareholder of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the Contemplated Transactions, do not and will not: (a) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to such Shareholder; or (b) require the consent, notice or other action by any Person under any Contract to which such Shareholder is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to either Shareholder in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions.

Section 3.04  Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions or any other Transaction Document based upon arrangements made by or on behalf of either Shareholder.

Section 3.05  Legal Proceedings. There are no Actions pending or, to either Shareholder’s knowledge, threatened against or by either Shareholder or any Affiliate of either Shareholder that challenge or seek to prevent, enjoin or otherwise delay the Contemplated Transactions. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Section 3.06  No General Solicitation or Advertising. None of either Shareholder nor any of their respective Affiliates, nor any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) or general advertising with respect to any of the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act.

Section 3.07  Full Disclosure. No representation or warranty of either Shareholder or both Shareholders herein omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to either Shareholder that has specific application to the Shares, the Securities or the Company that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Shares, the Securities or the Company that has not been set forth in this Agreement.

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Article IV Representations and Warranties of the Company

The Company represents and warrants to the Shareholders and the Investor as follows:

Section 4.01  Organization, Authority and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted, except, in each case, where the failure to be so organized, existing and in good standing (or the equivalent thereof) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or reasonably be expected to prevent, materially impair or materially delay the Company’s ability to consummate the Contemplated Transactions. All corporate actions taken by the Company in connection with this Agreement and the other Transaction Documents will be duly authorized on or prior to the Closing. The Company has delivered to Investor copies of the organizational documents of the Company. The Company is not in default or in violation of any of its organizational documents. The Company has not conducted business under and has not otherwise used, for any purpose or in any jurisdiction, any legal, fictitious, assumed or trade name.

Section 4.02  Capitalization and Ownership. Section 4.03 Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 30,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the Effective Date and as of the Closing, 325,750 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding. The New Shares are duly authorized and, when issued in accordance with the terms and conditions herein, shall be validly issued, fully paid and non-assessable, and not issued in violation of any preemptive or similar rights. The shareholders list of the Company as previously provided to the Investor is a true and correct copy of the list of shareholders of the Company as of the Effective Date and identifies all holders of Equity Securities of the Company.

Section 4.04  No General Solicitation or Advertising. None of Company nor any of its Affiliates, nor any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D under the Securities Act or general advertising with respect to any of the New Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the New Shares under the Securities Act.

Section 4.05  Assets. The Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the financial statements included in the SEC Reports (as defined below).

Section 4.06  SEC Reports. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, (the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

Section 4.07  Litigation. There are no actions, suits, proceedings, judgments, claims or investigations (collectively, “Actions”) pending or threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. There is no default on the part of the Company with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which would result in the discovery of such default.

Section 4.08  Liabilities. There are no trade payables, accrued expenses, liabilities, obligations or commitments which the Company would be required to accrue or reflect in its financial statements pursuant to generally accepted accounting principles, consistently applied (“GAAP”) as of the date hereof.

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Section 4.09  Tax Returns. The Company has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. In addition, all such tax returns are correct and complete in all material respects. All taxes of the Company which are (i) shown as due on such tax returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the financial statements in accordance with GAAP. There are no liens for any taxes upon the assets of the Company, other than statutory liens for taxes not yet due and payable. The Company does not know of any proposed or threatened tax claims or assessments.

Section 4.10  Books and Records. The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

Section 4.11  Full Disclosure. No representation or warranty of the Company herein omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to the Company that has specific application to the Securities or the Company that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Securities or the Company that has not been set forth in this Agreement.

Section 4.12  Contracts. The Company is not party to any Contract, agreement or arrangement other than this Agreement and as otherwise disclosed in the SEC Reports.

Section 4.13  OTC Matters. At the Effective Date and at the Closing Date (a) the Common Stock is eligible to trade and be quoted on, and is quoted on, the OTC Pink tier maintained by OTC Markets, Inc. (the “OTC Pink”) and the Company has received no notice or other communication indicating that such eligibility is subject to challenge or review by the any applicable regulatory agency, electronic market administrator, or exchange; (b) the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the Commission; (c) the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTC Pink; and (d) the Common Stock is eligible for participation in The Depository Trust Company (“DTC”) book entry system and has shares of Common Stock on deposit at DTC.

Section 4.14  Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions or any other Transaction Document based upon arrangements made by or on behalf of the Company or any Affiliate thereof.

Article V Representations and Warranties of Investor

Investor represents and warrants to each Shareholder and the Company as follows:

Section 5.01  Organization and Authority of Investor. Investor is an individual resident of Malaysia. Investor has full power and authority to enter into this Agreement and the other Transaction Documents to which Investor is a party, to carry out its obligations hereunder and thereunder and to consummate the Contemplated Transactions. The execution and delivery by Investor of this Agreement and any other Transaction Documents to which Investor is a party, the performance by Investor of its obligations hereunder and thereunder and the consummation by Investor of the Contemplated Transactions have been duly authorized by all requisite action on the part of Investor. This Agreement has been duly executed and delivered by Investor, and (assuming due authorization, execution and delivery by each Shareholder and the Company) this Agreement constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions. When each other Transaction Document to which Investor is or will be a party has been duly executed and delivered by Investor (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Investor enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions.

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Section 5.02  No Conflicts; Consents. The execution, delivery and performance by Investor of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the Contemplated Transactions, do not and will not: (a) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Investor; or (b) require the consent, notice or other action by any Person under any Contract to which Investor is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Investor in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions.

Section 5.03  Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions or any other Transaction Document based upon arrangements made by or on behalf of Investor.

Section 5.04  Legal Proceedings. There are no Actions pending or, to Investor’s knowledge, threatened against or by Investor or any Affiliate of Investor that challenge or seek to prevent, enjoin or otherwise delay the Contemplated Transactions. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Section 5.05  Investment Representations.

(a)  Investment Purpose. As of the Effective Date, Investor understands and agrees that the consummation of this Agreement including the purchase and sale of the New Shares to Investor as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the New Shares are being acquired for Investor’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b)  Investor Status. Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”). Investor has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that such Investor requested and deemed material to making an informed decision regarding this Agreement and the underlying transactions.

(c) Reliance on Exemptions. Investor understands that the New Shares are being offered and sold to Investor in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the eligibility of Investor to acquire the New Shares.

(d) Information. Investor and his advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the New Shares which have been requested by Investor or his advisors. Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Investor understands that his investment in the New Shares involves a significant degree of risk. Investor is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

(e) Governmental Review. Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the New Shares.

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(f) Transfer or Resale. Investor understands that (i) the sale or re-sale of the New Shares has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the New Shares may not be transferred unless (a) the New Shares are sold pursuant to an effective registration statement under the Securities Act, (b) Investor shall have delivered to the Company, at the cost of Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the New Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the New Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of Investor who agrees to sell or otherwise transfer the New Shares only in accordance with this Section 3.04(f) and who is an Accredited Investor, (d) the New Shares are sold pursuant to Rule 144 or (e) the New Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and Investor shall have delivered to the Company, at the cost of Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such New Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such New Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the New Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the New Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g) Legends. Investor understands that the New Shares, until such time as the New Shares have been registered under the Securities Act, or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the New Shares may bear a standard Rule 144 legend and a stop-transfer order may be placed against transfer of the certificates for the New Shares.

Article VI Conditions to Closing

Section 6.01  Conditions to Investor’s Obligations to Close. The obligations of Investor to consummate the Contemplated Transactions shall be subject to the fulfillment or written waiver by Investor (in its sole discretion), on or prior to the Closing Date, of each of the following conditions:

(a)  Investor shall have completed its due diligence investigation of the Company and the New Shares to its satisfaction in its sole discretion.

(b)  There shall not have been any Material Adverse Effect on the Company between the Effective Date and the Closing.

(c)  All of the representations and warranties of each Shareholder contained in this Agreement shall be true and correct in all material respects (other than those in Section 3.02, which shall be true and correct in their entirety) when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all material respects (with respect to all representations and warranties that are not qualified by materiality) and true correct in all respects (with respect to all representations and warranties that are qualified by materiality) as of such date.

(d)  All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than those in Section 4.02, which shall be true and correct in their entirety) when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all material respects (with respect to all representations and warranties that are not qualified by materiality) and true correct in all respects (with respect to all representations and warranties that are qualified by materiality) as of such date.

(e)  Each Shareholder shall have performed and observed in all material respects all covenants and agreements required to be performed and observed by such Shareholder under this Agreement at or prior to the Closing Date.

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(f)  The Company shall have performed and observed in all material respects all covenants and agreements required to be performed and observed by the Company under this Agreement at or prior to the Closing Date.

(g)  All of the transactions under each of the Chen Redemption Agreement and the Pranolo Redemption Agreement shall have closed in accordance with their terms.

(h)  No action, proceeding, claim or litigation shall have been commenced (or, threatened, if in Investor’s commercially reasonable judgment such threat constitutes a colorable claim) by or before any Governmental Authority against any party hereto seeking to restrain or materially and adversely alter the Contemplated Transactions.

(i)  Each Shareholder shall have delivered to the Company the items, executed certificates and instruments required by Section 2.04(a) and Section 2.04(b).

(j)  The Company shall have delivered to Investor the items, executed certificates and instruments required by Section 2.04(c).

(k)  There must not have been commenced (or, threatened, if in Investor’s commercially reasonable judgment such threat constitutes a colorable claim) by any Person any Action asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any of the Securities, or (b) is entitled to all or any portion of the Purchase Price for the Securities.

(l)  Investor shall have obtained any approvals required from any Governmental Authorities as required in order to consummate the Contemplated Transactions.

Section 6.02  Conditions to each Shareholder’s and the Company’s Obligations to Close. The obligations of each of each Shareholder and the Company to consummate the Contemplated Transactions shall be subject to the fulfillment or written waiver by each Shareholder or the Company, as applicable by the Party for whom such benefit exists, on or prior to the Closing Date, of each of the following conditions:

(a)  All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all material respects (with respect to all representations and warranties that are not qualified by materiality) and true correct in all respects (with respect to all representations and warranties that are qualified by materiality) as of such date.

(b)  Investor shall have performed and observed in all material respects all covenants and agreements required to be performed and observed by Investor under this Agreement at or prior to the Closing Date.

(c)  No action, proceeding, claim or litigation shall have been commenced (or, threatened, if in either each Shareholder’s or the Company’s commercially reasonable judgment such threat constitutes a colorable claim) by or before any Governmental Authority against any party hereto seeking to restrain or materially and adversely alter the Contemplated Transactions.

(d)  Investor shall have delivered to the Company the items, executed certificates and instruments required by Section 2.04(d).

(e)  There must not have been commenced (or, threatened, if in if in either each Shareholder’s or the Company’s commercially reasonable judgment such threat constitutes a colorable claim) by any Person any Action asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any of the Securities, or (b) is entitled to all or any portion of the Purchase Price for the Securities.

(f)  Each of each Shareholder and the Company shall have obtained any approvals required from any Governmental Authorities as required in order to consummate the Contemplated Transactions.

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Article VII Covenants

Section 7.01  Due Diligence. Between the date hereof and December 22, 2017 (the “Due Diligence Period”) Investor shall conduct its due diligence review of the Company, the Securities and all other items required to be deliver to Investor pursuant to this Agreement (collectively, the “Diligence Items”), at its sole cost. Each of each Shareholder and the Company shall coordinate with Investor and shall provide reasonable assistance as may be required in connection therewith. Investor shall use its commercially reasonable efforts to cause its due diligence review to be completed during the Due Diligence Period, provided, however, that the Parties may agree, each in their sole discretion, to extend the Due Diligence Period beyond the date above, such agreement to be made in writing prior to the expiration of the Due Diligence Period. At the end of the Due Diligence Period, Investor shall provide a notification to each Shareholder and the Company as to whether Investor’s due diligence review of the Diligence Items has been completed to Investor’s sole satisfaction. If Investor does not provide each Shareholder and the Company with such notification, or if Investor provides each Shareholder and the Company with a notification that Investor’s due diligence review of the Diligence Items has not been completed to Investor’s sole satisfaction, then this Agreement shall automatically terminate without any further action of the Parties unless otherwise agreed to by the Parties in writing, each in their sole discretion.

Section 7.02  Public Announcements. Unless otherwise required by applicable Law (based upon the reasonable advice of counsel), no Party shall make any public announcements in respect of this Agreement or the Contemplated Transactions or otherwise communicate with any news media without the prior written consent of the other Parties (which consent shall not be unreasonably withheld or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement.

Section 7.03  Further Assurances. Following the Closing, each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Contemplated Transactions.

Article VIII Default and Termination

Section 8.01  Termination. This Agreement may be terminated at any time before the Closing Date as follows:

(a)  by mutual written consent of both Shareholders, Investor and the Company;

(b)  by any of either Shareholder, Investor or the Company if there shall be in effect a final nonappealable order, judgment, injunction or decree entered by or with any Governmental Authority restraining, enjoining or otherwise prohibiting the consummation of the Contemplated Transactions;

(c)  by Investor if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of each Shareholder or the Company set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by each Shareholder or the Company, as applicable;

(d)  by either Shareholder if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of Investor set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by Investor;

(e)  by the Company if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of Investor set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by Investor;

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(f)  by either Shareholder, Investor or the Company if the Closing has not occurred by December 22, 2017, provided, however, that (i) if the Closing has not occurred by such date due to a breach of this Agreement by Investor, Investor shall not have the right to terminate this Agreement pursuant to this Section 8.01(f); (ii) if the Closing has not occurred by such date due to a breach of this Agreement by either Shareholder, neither Shareholder shall have the right to terminate this Agreement pursuant to this Section 8.01(f) and (iii) if the Closing has not occurred by such date due to a breach of this Agreement by the Company, the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(f); or

(g)  pursuant to the provisions of Section 7.01.

Section 8.02  Effect of Termination. In the event of termination of this Agreement pursuant to this Article VIII, this Agreement (other than this Section 8.02, Article IX and Article X) shall become void and of no further force or effect with no liability on the part of any Party; provided, however, that nothing shall relieve any Party from liability for actual damages to the other Parties resulting from a breach of this Agreement by such Party prior to any such termination.

Section 8.03  Default by Investor. If Investor fails to perform any of its obligations under this Agreement, each Shareholder shall be entitled to bring an action for specific performance, damages or a combination of specific performance and damages. No remedy conferred upon each Shareholder is intended to be exclusive of any other remedy provided for in this Agreement, and each remedy provided to each Shareholder in this Agreement will be cumulative and in addition to every other remedy available to each Shareholder under this Agreement. No single or partial exercise of any remedy will preclude any other or further exercise thereof. This provision shall be in addition to each Shareholder’s remedies under Section 9.04.

Section 8.01  Default by Shareholders or the Company. If either Shareholder or the Company fails to perform any of either Shareholder’s or the Company, as applicable, obligations under this Agreement, Investor shall be entitled to bring an action for specific performance, damages or a combination of specific performance and damages. No remedy conferred upon Investor is intended to be exclusive of any other remedy provided for in this Agreement, and each remedy provided to Investor in this Agreement will be cumulative and in addition to every other remedy available to Investor under this Agreement. No single or partial exercise of any remedy will preclude any other or further exercise thereof. This provision shall be in addition to Investor’s remedies under Section 9.02 and Section 9.03.

Article IX Indemnification

Section 9.01  Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is eighteen (18) months after the Closing Date. Notwithstanding the preceding sentence, any claim commenced prior to any such expiration shall remain as a valid claim until finally resolved in accordance with the provisions herein. All covenants and agreements of the Parties contained herein shall survive the Closing for a period of five (5) years or for the period explicitly specified therein. Notwithstanding the preceding sentence, any claim commenced prior to any such expiration shall remain as a valid claim until finally resolved in accordance with the provisions herein.

Section 9.02  Indemnification by Shareholders. Subject to the other terms and conditions of this Article IX, the Shareholders shall, jointly and severally, Indemnify Investor, Investor’s Escrow Agent, Investor’s Affiliates (including the Company) and their respective Representatives (collectively, the “Investor Indemnitees”) against, and agree to hold each of Investor Indemnitees harmless from and against, and agree to pay and reimburse each of Investor Indemnitees for, any and all Losses incurred or sustained by, or imposed upon, Investor Indemnitees based upon, arising out of, with respect to or by reason of:

(a)  any inaccuracy in or breach of any of the representations or warranties of either Shareholder contained in this Agreement, any Transaction Document or in any certificate or instrument delivered by or on behalf of either Shareholder pursuant to this Agreement or pursuant to any Transaction Document, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b)  any breach or non-fulfillment of any covenant, agreement or obligation to be performed by either Shareholder pursuant to this Agreement or pursuant to any Transaction Document; or

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(c)  any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any such Person with either Shareholder or the Company (or any Person acting on their behalf) in connection with any Contemplated Transactions.

Section 9.03  Indemnification by the Company. Subject to the other terms and conditions of this Article IX, the Company shall indemnify the Investor Indemnitees against, and agree to hold each of Investor Indemnitees harmless from and against, and agree to pay and reimburse each of Investor Indemnitees for, any and all Losses incurred or sustained by, or imposed upon, Investor Indemnitees based upon, arising out of, with respect to or by reason of:

(a)  any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement, any Transaction Document or in any certificate or instrument delivered by or on behalf of the Company pursuant to this Agreement or pursuant to any Transaction Document, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b)  any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company pursuant to this Agreement or pursuant to any Transaction Document;

(c)  all Taxes of the Company or relating to the business of the Company for all taxable periods ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date;

(d)  any violation by the Company of any applicable Laws or Governmental Orders in connection with the conduct of the Business prior to the Closing Date; or

(e)  any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any such Person with each Shareholder or the Company (or any Person acting on their behalf) in connection with any Contemplated Transactions.

Section 9.04  Indemnification by Investor. Subject to the other terms and conditions of this Article IX, Investor shall indemnify the Company, each Shareholder, each Shareholder’s Escrow Agent and each Shareholder’ Affiliates and their respective Representatives (collectively, the “each Shareholder’s and Company Indemnitees”) against, and agrees to hold each of each Shareholder’s and Company Indemnitees harmless from and against, and agrees to pay and reimburse each of each Shareholder’s and Company Indemnitees for, any and all Losses incurred or sustained by, or imposed upon, each Shareholder’s and Company Indemnitees based upon, arising out of, with respect to or by reason of:

(a)  any inaccuracy in or breach of any of the representations or warranties of Investor contained in this Agreement or in any certificate or instrument delivered by or on behalf of Investor pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b)  any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Investor pursuant to this Agreement;

(c)  all Taxes of the Company or relating to the business of the Company for all taxable periods beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date;

(d)  any violation by Investor or the Company of any applicable Laws or Governmental Orders in connection with the conduct of the Business on or following the Closing Date; or

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(e)  any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any such Person with Investor (or any Person acting on Investor’s behalf) in connection with any Contemplated Transactions.

Article X Miscellaneous

Section 10.01  Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 10.02  Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 10.02):

If to either Shareholder, to:

Chi Jen Chen and Esther Pranolo

923 E. Valley Bl. #213

San Gabriel, Ca 91776

Email: esther91770@yahoo.com and cjchen101@yahoo.com

With a copy, which shall not constitute notice, to:

J. M. Walker & Associates

Attorneys At Law

7841 S. Garfield Way

Centennial, CO 80122

If to the Company, to:

Boly Group Holdings Corp.

Attention: Chief Executive Officer

923 E. Valley Blvd. Suite 103B

San Gabriel, Ca 91776

And if prior to the Closing, to Email: ayj711@gmail.com

With a copy, which shall not constitute notice, to:

John O’Leary

Lucosky Brookman LLP

101 Wood Avenue South

5th Floor

Woodbridge, NJ 08830

Email: joleary@lucbro.com

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If to Investor, to:

Ramelle Ramli

c/o VR Global SDN BHD

Lot A-2-10 Galeria Hartamas

Jalan 26a/70a, Desa Siri Hartamas

50480 Kuala Lumpur, Malaysia

Email: ramelle@us-vrglobal.com

With a copy, which shall not constitute notice, to:

Legal & Compliance, LLC

Attn: Laura Anthony, Esq.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

Email: LAnthony@LegalandCompliance.com

Section 10.03  Interpretation; Entire Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents and the Exhibits, the statements in the body of this Agreement will control.

Section 10.04  Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed, provided, however, that Investor may freely assign its rights hereunder to acquire all or part of the Shares to an affiliate of Investor. No assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 10.05  No Third-party Beneficiaries. Except as provided in Article IX, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.06  Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by all of the Parties. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by such Party. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 10.07  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

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(b)  ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF FLORIDA, IN EACH CASE LOCATED IN THE PALM BEACH COUNTY, FLORIDA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS.

Section 10.08  Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.09  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date.

Shareholders:

By:	/s/ Chi Jen Chen
Name:	Chi Jen Chen

By:	/s/ Esther Pranolo
Name:	Esther Pranolo

Company:

Boly Group Holdings Corp.

By:	/s/ Alex Jen
Name:	Alex Jen
Title:	President, Chief Executive Officer and Chief Financial Officer

Investor:

By:	/s/ Ramelle Ashram Bin Ramli
Ramelle Ashram Bin Ramli

Signature Page to Investment Agreement

Exhibit A

Stock Redemption Agreement

(Chen)

(Attached)

Ex A-1

STOCK REDEMPTION AGREEMENT

(Chi Jen Chen)

Dated as of December 19, 2017

This Stock Redemption Agreement (this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and between (i) Boly Group Holdings Corp., a Delaware corporation (the “Company”) and (ii) Chi Jen Chen (“Shareholder”). Each of the Company and Shareholder may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Shareholder is the owner of 205,219 shares of common stock, par value $0.001 per share, of the Company (the “Shares”);

WHEREAS Seller is the holder of convertible debt of the Company in the original aggregate principal amount of $30,044 (together with any interest thereon to date, the “Debt”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Shareholder desires to sell, and the Company desires to purchase and redeem, all of the Shareholder’s rights, title, and interest in and to the Shares as further described herein;

WHEREAS, and Shareholder and the Company desire to cancel the Debt, subject to the terms and conditions set forth herein; and

WHEREAS, in connection with the redemption of the Shares, the Parties shall undertake such further actions as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.  Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, Shareholder shall sell, assign, transfer, convey, and deliver to the Company, and the Company shall accept and purchase, the Shares and any and all rights in the Shares to which Shareholder is entitled, and by doing so Shareholder shall be deemed to have assigned all of Shareholder’s rights, titles and interest in and to the Shares to the Company.

2.  Consideration. The Company and the Shareholder acknowledge and agree that the Shares shall be redeemed by the Company for total consideration of $222,999.27, and the Debt shall be cancelled for total consideration of $10,000, which total amount of $232,999.27 shall be paid by the Company to the Shareholder pursuant to the promissory note as attached hereto as Exhibit B (the “Note”).

3.  Closing; Deliveries; Additional Actions.

3.1.	Closing. The purchase and sale of the Shares and the cancellation of the Debt (the “Closing”) shall be held on the date hereof.

3.2.	Deliveries at Closing. At the Closing:

3.2.1.	Shareholder shall deliver to the Company (i) one or more stock certificates evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank in the form as attached hereto as Exhibit A, or other instruments of transfer in form and substance reasonably satisfactory to the Company and such other documents as may be required under applicable law or reasonably requested by the Company; and (ii) a debt cancellation agreement to cancel the Debt, substantially in the form as attached hereto as Exhibit C (the “Debt Cancellation Agreement”), duly executed by Shareholder; and

Ex A-2

3.2.2.	The Company shall deliver to Shareholder (i) a duly executed copy of the Note; and (ii) the Debt Cancellation Agreement, duly executed by an authorized officer of the Company.

4.	Representations and Warranties of the Shareholder. Shareholder represents and warrants to the Company as set forth below, with all defined terms set forth herein having the meanings as set forth below.

4.1.	Organization and Authority of Shareholder. Shareholder is an individual resident of California. Shareholder has full power and authority to enter into this Agreement and the other Transaction Documents to which Shareholder is a party, to carry out its obligations hereunder and thereunder and to consummate the Contemplated Transactions. The execution and delivery by Shareholder of this Agreement and any other Transaction Documents to which Shareholder is a party, the performance by Shareholder of its obligations hereunder and thereunder and the consummation by Shareholder of the Contemplated Transactions have been duly authorized by all requisite action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of Shareholder enforceable against Shareholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions. When each other Transaction Document to which Shareholder is or will be a party has been duly executed and delivered by Shareholder (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Shareholder enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions.

4.2.	Ownership. Shareholder is the sole record and beneficial owner of the Shares, has good and marketable title to the Shares, free and clear of all Encumbrances, other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Shares to the Company in accordance with this Agreement. Upon the Closing, the Company will receive good and marketable title to the Shares, free and clear of all Encumbrances, other than restrictions imposed pursuant to any applicable securities laws and regulations. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Shares. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights. None of Shareholder nor any of Shareholder’s Affiliates has any interest, direct or indirect, in any shares of capital stock or other equity in the Company or has any other direct or indirect interest in any tangible or intangible property which the Company uses or has used in the business conducted by the Company, or has any direct or indirect outstanding indebtedness to or from the Company, or related, directly or indirectly, to its assets, other than the Shares and Common Stock as reflected in the preamble to this Agreement.

4.3.	No Conflicts; Consents. The execution, delivery and performance by Shareholder of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the Contemplated Transactions, do not and will not: (a) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Shareholder; or (b) require the consent, notice or other action by any Person under any Contract to which Shareholder is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions.

Ex A-3

4.4.	Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions or any other Transaction Document based upon arrangements made by or on behalf of Shareholder.

4.5.	Legal Proceedings. There are no Actions pending or, to Shareholder’s knowledge, threatened against or by Shareholder or any Affiliate of Shareholder that challenge or seek to prevent, enjoin or otherwise delay the Contemplated Transactions. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

4.6.	No General Solicitation or Advertising. None of Shareholder nor any of its Affiliates, nor any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

4.7.	Full Disclosure. No representation or warranty of Shareholder herein omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to Shareholder that has specific application to the Shares or the Company that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Shares or the Company that has not been set forth in this Agreement.

4.8.	Definitions. For purposes herein:

4.8.1.	“Action” means any action, suit, proceeding, judgment, claim or investigation;

4.8.2.	“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, with the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

4.8.3.	“Contemplated Transactions” means the transactions contemplated by this Agreement and the Transaction Documents;

4.8.4.	“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral;

4.8.5.	“Enforceability Exceptions” means (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (b) general principles of equity;

4.8.6.	“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction;

4.8.7.	“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority;

Ex A-4

4.8.8.	“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority; and

4.8.9.	“Transaction Documents” means this Agreement and any other document or agreement entered into in connection with the Contemplated Transactions;

5.	Representations and Warranties of the Company. The Company represents and warrants to Shareholder as set forth below.

5.1.	Organization and Standing. The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties the Company owns or leases do not make licensing or qualification of the Company as a foreign entity necessary under the laws of any other jurisdiction, except to the extent such licensing or qualification have already been obtained.

5.2.	Due Authority; No Violation. The Company has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Company. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Company or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Company’s organizational documents, or any order, judgment, arbitration award, or decree to which such the Company is a party or by which it or any of its assets or properties are bound.

5.3.	Approvals. No approval, authority, or consent of or filing by the Company with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

5.4.	Enforceability. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement constitutes the legal, valid and binding obligation of Shareholder, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

Ex A-5

6.	Release of Claims.

6.1.	Company Release. Effective as of the Effective Date, the Company, for itself and its Affiliates, and each of their respective predecessors, successors, assigns, heirs, representatives, and agents and for all related parties, and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Company Parties”) hereby irrevocably, unconditionally and forever release, discharge and remise Shareholder and its Affiliates (whether an Affiliate as of the Effective Date or later), and their respective predecessors, successors, assigns, heirs, representatives, and agents and for all related parties and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Shareholder Parties”), from all claims of any type and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, known or unknown, that any Company Party may have now or may have in the future, against any of the Shareholder Parties to the extent that those claims arose, may have arisen, or are based on events which occurred at any point in the past up to and including the Effective Date, other than any claims arising under this Agreement or any of the Transaction Documents (collectively, the “Company Released Claims”). The Company represents and warrants that no Company Released Claim released herein has been assigned, expressly, impliedly, or by operation of law, and that all Company Released Claims released herein are owned by the Company, which has the respective sole authority to release them. The Company agrees that it shall forever refrain and forebear from commencing, instituting or prosecuting any lawsuit action or proceeding, judicial, administrative or otherwise collect or enforce any Company Released Claim which is released and discharged herein.

6.2.	Shareholder Release. Effective as of the Effective Date, Shareholder, for itself and the other Shareholder Parties, hereby irrevocably, unconditionally and forever releases, discharges and remises each Company Party, from all claims of any type and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, known or unknown, that any Shareholder Party may have now or may have in the future, against any of the Company Parties to the extent that those claims arose, may have arisen, or are based on events which occurred at any point in the past up to and including the Effective Date, including any such claims related to or arising with respect to the Debt, other than any claims arising under this Agreement or any of the Transaction Documents (collectively, the “Shareholder Released Claims”). Shareholder represents and warrants that no Shareholder Released Claim released herein has been assigned, expressly, impliedly, or by operation of law, and that all Shareholder Released Claims released herein are owned by Shareholder, who has the sole authority to release them. Shareholder agrees that Shareholder shall forever refrain and forebear from commencing, instituting or prosecuting any lawsuit action or proceeding, judicial, administrative or otherwise collect or enforce any Shareholder Released Claim which is released and discharged herein.

7.	Covenant Not to File a Claim and Indemnification.

7.1.	Company. Each of the Company Parties agrees not to file for themselves or on behalf of any other parties, any claim, charge, complaint, action, or cause of action against any Shareholder Party related to the Company Released Claims, and further agrees to indemnify and save harmless such Shareholder Parties from and against any and all losses, including, without limitation, the cost of defense and legal fees, occurring as a result of any claims, charges, complaints, actions, or causes of action made or brought by any such Company Party against any Shareholder Party in violation of the terms and conditions of this Agreement. In the event that any Company Party brings a suit against any Shareholder Party in violation of this covenant, the Company agrees to pay any and all costs of the Shareholder Parties, including attorneys’ fees, incurred by such Shareholder Parties in challenging such action. Any Shareholder Party is an intended third-party beneficiary of this Agreement.

Ex A-6

7.2.	Shareholder. Each of the Shareholder Parties agrees not to file for themselves or on behalf of any other parties, any claim, charge, complaint, action, or cause of action against any Company Party related to the Shareholder Released Claims, and further agrees to indemnify and save harmless such Company Parties from and against any and all losses, including, without limitation, the cost of defense and legal fees, occurring as a result of any claims, charges, complaints, actions, or causes of action made or brought by any such Shareholder Party against any Company Party in violation of the terms and conditions of this Agreement. In the event that any Shareholder Party brings a suit against any Company Party in violation of this covenant, Shareholder agrees to pay any and all costs of the Company Parties, including attorneys’ fees, incurred by such Company Parties in challenging such action. Any Company Party is an intended third-party beneficiary of this Agreement.

8.	Affirmations.

8.1.	Company. Each Company Party affirms that it has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any Shareholder Party in any forum or form and should any such charge or action be filed by any Company Party or by any other person or entity on any Company Party’s behalf involving matters covered by Section 6.1, the Company agrees to promptly give the agency or court having jurisdiction a copy of this Agreement and inform them that any such claims any such Company Party might otherwise have had are now settled.

8.2.	Shareholder. Each Shareholder Party affirms that it has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any Company Party in any forum or form and should any such charge or action be filed by any Shareholder Party or by any other person or entity on any Shareholder Party’s behalf involving matters covered by Section 6.2, Shareholder agrees to promptly give the agency or court having jurisdiction a copy of this Agreement and inform them that any such claims any such Shareholder Party might otherwise have had are now settled.

8.3.	Compromise. This is a compromise and settlement of potential or actual disputed claims and is made solely for the purpose of avoiding the uncertainty, expense, and inconvenience of future litigation. Neither this Agreement nor the furnishing of any consideration concurrently with the execution hereof shall be deemed or construed at any time or for any purpose as an admission by any Party of any liability or obligation of any kind. Any such liability or wrongdoing is expressly denied. The Parties hereto acknowledge that this Agreement was reached after good faith settlement negotiations and after each Party had an opportunity to consult legal counsel. This Agreement extends to, and is for the benefit of, the Parties, their respective successors, assigns and agents and anyone claiming by, through or under the Parties hereto.

9.	Additional Agreements.

9.1.	This Agreement shall be effective upon its execution by each of the Parties hereto.

9.2.	Each of the Parties hereto shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

9.3.	No Party shall, and each Party shall cause their respective Affiliates not to, in each case, whether directly or indirectly, for itself or through or on behalf of any other Party not to, make any disparaging comments (or induce or encourage others to make disparaging comments) about any other Party or its officers, directors, shareholders, employees and agents, or their respective operations, financial condition, prospects, products or services.

10.	Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Parties at the addresses set forth below (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 10). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving Party, and (b) if the Party giving the Notice has complied with the requirements of this Section 10.

Ex A-7

If to the Company:

Boly Group Holdings Corp.

Attention: Chief Executive Officer

923 E. Valley Blvd. Suite 103B

San Gabriel, Ca 91776

With a copy, which shall not constitute notice, to each of:

John O’Leary

Lucosky Brookman LLP

101 Wood Avenue South

5th Floor

Woodbridge, NJ 08830

Email: joleary@lucbro.com

And:

Legal & Compliance, LLC

Attn: Laura Anthony, Esq.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

Email: LAnthony@LegalandCompliance.com

If to Shareholder, to:

Chi Jen Chen

923 E. Valley Bl. #213

San Gabriel, Ca 91776

Email: cjchen101@yahoo.com

11.	Governing Law and Interpretation. This Agreement shall be governed and controlled by and in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions. Venue for any action brought to enforce the terms of this Agreement or for breach thereof shall lie exclusively in the state and federal courts located in Palm Beach County, Florida. Should any provision of this Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect. The Parties affirm that this Agreement is the product of negotiation and agree that it shall not be construed against any Party on the basis of sole authorship. The Parties agree that the successful Party in any suit related to this Agreement (as determined by the applicable court(s)) shall be entitled to recover its reasonable attorneys’ fees and expenses related thereto, including attorneys’ fees and costs incident to an appeal.

12.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT HE OR IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THE PERFORMANCE THEREOF (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Ex A-8

13.	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) any other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity. Each of the Parties acknowledges and agrees that the remedy at law available to the other Party for breach of any Party’s obligations under this Agreement would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, each Party acknowledges, consents and agrees that, in addition to any other rights or remedies that any Party may have at law, in equity or under this Agreement, upon adequate proof of a violation by any other Party of any provision of this Agreement, the first Party will be entitled to seek immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage or requirement to post a bond.

14.	Entire Agreement; Severability. This Agreement and the exhibits attached hereto sets forth the entire agreement between the Parties with respect to the subject matter hereof and fully supersedes any prior agreements or understandings between the Parties with respect to the subject matter hereof. The Parties acknowledge that each has not relied on any representations, promises, or agreements of any kind made to the other in connection with each Party’s decision to accept this Agreement, except for those set forth in this Agreement. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. The Parties have participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties thereto and no presumption of burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any provision in this Agreement.

15.	Amendment. This Agreement may not be modified, altered or changed except upon express written consent of all Parties wherein specific reference is made to this Agreement.

16.	Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties to this Agreement.

17.	Waiver. Waiver of any term or condition of this Agreement by any Party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

18.	Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their permitted successors and assigns. No Party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Party to this Agreement, which any such Party may withhold in its absolute discretion. Any purported assignment without such prior written consents shall be void.

Ex A-9

19.	No Third-Party Beneficiaries. Other than as specifically set forth herein, nothing in this Agreement shall confer any rights, remedies or claims upon any person or entity not a Party or a permitted assignee of a Party to this Agreement.

20.	Further Assurances. From time to time, whether at or following the Closing, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

21.	Expenses. Except as expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

22.	Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

[Remainder of page intentionally left blank – Signature pages follow]

Ex A-10

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

Boly Group Holdings Corp.

By:
Name:	Alex Jen
Title:	President, Chief Executive Officer and Chief Financial Officer

Chi Jen Chen

By:
Name:	Chi Jen Chen

Ex A-11

Exhibit A

IRREVOCABLE STOCK POWER

Boly Group Holdings Corp.

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Chi Jen Chen (“Shareholder”) hereby assigns, transfers, and conveys to Boly Group Holdings Corp., a Delaware corporation (the “Company”), all of Shareholder’s right, title, and interest in and to 205,219 shares of common stock, par value US$0.001 per share, of the Company, represented by Certificate No. __________________; and hereby irrevocably appoints the Chief Executive Officer of the Company as Shareholder’s attorney-in-fact to transfer said shares on the books of the Company, with full power of substitution in the premises.

Date: December ___, 2017

Chi Jen Chen

By:
Name:	Chi Jen Chen

Ex A-1

Exhibit B

Promissory Note

(Attached)

Ex B-1

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SSAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $232,999.27	Issue Date: December 19, 2017

PROMISSORY NOTE

FOR VALUE RECEIVED, Boly Group Holdings Corp., a Delaware corporation (the “Company”), hereby promises to pay to the order of Chi Jen Chen (the “Holder”), the sum of $232,999.27 (the “Principal Amount”) pursuant to the terms and conditions herein. The following terms shall apply to this Note:

Section 1.  Definitions. For the purposes hereof, the definitions set forth in Exhibit A shall have the meanings set forth in such exhibit.

Section 2.  Interest. This Note shall not bear interest.

Section 3.  Payment.

(a)  Holder and the Company acknowledge and agree that the Company is currently proposing to issue to Ramelle Ashram Bin Ramli (“Buyer”) 222,994 shares of common stock, par value $0.001 per share (the “New Issuance Shares”), in return for consideration payable to the Company of $310,000 (the “Consideration”).

(b)  Upon the Company’s actual receipt of the Consideration from the Buyer, the Company shall pay to Holder an amount equal to the Principal Amount, less the amount of the Lee Debt (as defined below).

(c)  Lee Debt:

(i)	Holder and the Company acknowledge and agree that the Company purportedly currently owes to Henry Lee, or certain of his Affiliates (collectively, “Lee”) the sum of approximately $59,254 (the “Lee Debt”). Upon the Company’s receipt of the Consideration, an amount of the Lee Debt (the “Escrow Amount”) shall be deducted from the Consideration and shall be placed into escrow with Legal & Compliance, LLC, as escrow agent for the Company (“Escrow Agent”).

(ii)	Subject to the provisions below, upon satisfaction and resolution of the Lee Debt to the reasonable satisfaction of the Company, and the approval of such resolution and satisfaction by each of the Company and the Holder, such approval not to be unreasonably withheld, conditioned or delayed by either the Company or the Holder, but which resolution shall include, but may not be limited to, the Company receiving a release agreement from Lee providing substantially the same terms as provided for in Section 6 of the Stock Redemption Agreement entered into by and between the Company and Holder on the Issue Date, the Company and Holder shall cause the Escrow Amount to be released by the Escrow Agent and paid to Holder, which payment shall constitute full satisfaction and payment of this Note.

Ex B-2

(iii)	Notwithstanding the forgoing, (A) in the event that the Company is ordered to pay the Lee Debt pursuant to an order of a court or arbitrator, the Company shall be permitted to utilize the Escrow Amount to repay the Lee Debt without any further approval or consent of Holder, at which time no additional amounts shall be due to Holder hereunder and this Note shall be deemed fully satisfied and paid in full and (B) in the event that the Lee Debt has not been fully resolved by the first anniversary of the Issue Date, the Company may utilize the Escrow Amount to repay and resolve the Lee Debt and any claims related thereto, without any further approval or consent of Holder, at which time no additional amounts shall be due to Holder hereunder and this Note shall be deemed fully satisfied and paid in full, provided, however, that in the case of either clause (A) or clause (B) of this Section 3(c)(iii), in the event that there remain any amounts of the Escrow Amount following such resolution, such amounts shall be paid to the Holder.

(iv)	The company and the Holder agree to direct the Escrow Agent as set forth in this Section 3(c), and shall execute such additional agreement as reasonably required by the Escrow Agent in connection with Escrow Agent’s duties hereunder. The costs and expenses of the Escrow Agent shall be deducted from any disbursement of the Escrow Amount hereunder.

(d)  The Company may prepay any amounts due hereunder at any time, at the Company’s election.

Section 4.  Miscellaneous.

(a)  Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth below (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 4(a). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). A Notice is effective only (a) upon receipt by the receiving Party, and (b) if the party giving the Notice has complied with the requirements of this Section 4(a).

If to the Company:

Boly Group Holdings Corp.

Attention: Chief Financial Officer

923 E. Valley Blvd. Suite 103B

San Gabriel, Ca 91776

Email: gary@us-vrglobal.com

If to Holder:

Chi Jen Chen

923 E. Valley Bl. #213

San Gabriel, Ca 91776

Email: cjchen101@yahoo.com

Ex B-3

With a copy in either case, which shall not constitute notice, to:

Legal & Compliance, LLC

Attn: Laura Anthony, Esq.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

Email: LAnthony@LegalandCompliance.com

(b)  Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof reasonably satisfactory to the Company.

(c)  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated herein (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state courts of Florida or in the federal courts located in the state of Florida, in each case located and sitting in Palm Beach County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(d)  Waiver. Any waiver by the Company or Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note or a waiver by any other Holder. The failure of the Company or Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or Holder must be in writing.

(e)  Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

Ex B-4

(f)  Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other documents entered into in connection herewith at law or in equity (including a decree of specific performance and/or other injunctive relief). Each of Holder and the Company acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy at law for any such breach may be inadequate. Each of Holder and the Company therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

(g)  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h)  Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(i)  Amendment. This Note may be modified or amended or provisions hereof waived with the written consent of the Company and the Holder.

[Signature appears on following page]

Ex B-5

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Boly Group Holdings Corp.

By:
Name:	Alex Jen
Title:	President, Chief Executive Officer and Chief Financial Office

Agreed and accepted:

Chi Jen Chen

Ex B-6

EXHIBT A

DEFINITIONS

In addition to the other definitions set forth herein, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

“Issue Date” means the date of the issuance of this Note.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

Ex A-1

Exhibit C

Debt Cancellation Agreement

1.  Chi Jen Chen (“Chen”) and Boly Group Holdings Corp., a Delaware corporation (the “Company”) hereby acknowledge and agree that Chen has loaned the Company the original sum of $30,044 (together with all accrued interest, fees and expenses thereunder as of the date hereof, the “Chen Loan”). Chen and the Company hereby further acknowledge and agree that the Chen Loan, plus any accrued interest thereon and the debt represented by such loan is hereby cancelled in all respects and shall be of no further force or effect.

2.  The Chen Loan represents the total amount due to Chen by the Company and there are no other loans or amounts due to Chen by the Company.

3.  Chen agrees to indemnify and defend the Company in the event of any breach of Chen’s representations set forth in this agreement.

Confirmed and agreed to as of December 19, 2017.

Chi Jen Chen, individually

Boly Group Holdings Corp.

By:
Name:	Alex Jen
Title:	President, Chief Executive Officer and Chief Financial Officer

Ex C-1

Exhibit B

Stock Redemption Agreement

(Pranolo)

(Attached)

Ex B-1

STOCK REDEMPTION AGREEMENT

(Esther Pranolo)

Dated as of December 19, 2017

This Stock Redemption Agreement (this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and between (i) Boly Group Holdings Corp., a Delaware corporation (the “Company”) and (ii) Esther Pranolo (“Shareholder”). Each of the Company and Shareholder may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Shareholder is the owner of 17,775 shares of common stock, par value $0.001 per share, of the Company (the “Shares”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Shareholder desires to sell, and the Company desires to purchase and redeem, all of the Shareholder’s rights, title, and interest in and to the Shares as further described herein; and

WHEREAS, in connection with the redemption of the Shares, the Parties shall undertake such further actions as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.  Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, Shareholder shall sell, assign, transfer, convey, and deliver to the Company, and the Company shall accept and purchase, the Shares and any and all rights in the Shares to which Shareholder is entitled, and by doing so Shareholder shall be deemed to have assigned all of Shareholder’s rights, titles and interest in and to the Shares to the Company.

2.  Consideration. The Company and the Shareholder acknowledge and agree that the Shares shall be redeemed by the Company for total consideration of $10,370.73, which shall be paid by the Company to the Shareholder pursuant to the promissory note as attached hereto as Exhibit B (the “Note”).

3.  Closing; Deliveries; Additional Actions.

3.1.	Closing. The purchase and sale of the Shares (the “Closing”) shall be held on the date hereof.

3.2.	Deliveries at Closing. At the Closing:

3.2.1.	Shareholder shall deliver to the Company one or more stock certificates evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank in the form as attached hereto as Exhibit A, or other instruments of transfer in form and substance reasonably satisfactory to the Company and such other documents as may be required under applicable law or reasonably requested by the Company; and

3.2.2.	The Company shall deliver to Shareholder a duly executed copy of the Note.

4.	Representations and Warranties of the Shareholder. Shareholder represents and warrants to the Company as set forth below, with all defined terms set forth herein having the meanings as set forth below.

Ex B-2

4.1.	Organization and Authority of Shareholder. Shareholder is an individual resident of California. Shareholder has full power and authority to enter into this Agreement and the other Transaction Documents to which Shareholder is a party, to carry out its obligations hereunder and thereunder and to consummate the Contemplated Transactions. The execution and delivery by Shareholder of this Agreement and any other Transaction Documents to which Shareholder is a party, the performance by Shareholder of its obligations hereunder and thereunder and the consummation by Shareholder of the Contemplated Transactions have been duly authorized by all requisite action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of Shareholder enforceable against Shareholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions. When each other Transaction Document to which Shareholder is or will be a party has been duly executed and delivered by Shareholder (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Shareholder enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Enforceability Exceptions.

4.2.	Ownership. Shareholder is the sole record and beneficial owner of the Shares, has good and marketable title to the Shares, free and clear of all Encumbrances, other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Shares to the Company in accordance with this Agreement. Upon the Closing, the Company will receive good and marketable title to the Shares, free and clear of all Encumbrances, other than restrictions imposed pursuant to any applicable securities laws and regulations. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Shares. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights. None of Shareholder nor any of Shareholder’s Affiliates has any interest, direct or indirect, in any shares of capital stock or other equity in the Company or has any other direct or indirect interest in any tangible or intangible property which the Company uses or has used in the business conducted by the Company, or has any direct or indirect outstanding indebtedness to or from the Company, or related, directly or indirectly, to its assets, other than the Shares and Common Stock as reflected in the preamble to this Agreement.

4.3.	No Conflicts; Consents. The execution, delivery and performance by Shareholder of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the Contemplated Transactions, do not and will not: (a) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Shareholder; or (b) require the consent, notice or other action by any Person under any Contract to which Shareholder is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions.

4.4.	Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions or any other Transaction Document based upon arrangements made by or on behalf of Shareholder.

4.5.	Legal Proceedings. There are no Actions pending or, to Shareholder’s knowledge, threatened against or by Shareholder or any Affiliate of Shareholder that challenge or seek to prevent, enjoin or otherwise delay the Contemplated Transactions. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Ex B-3

4.6.	No General Solicitation or Advertising. None of Shareholder nor any of its Affiliates, nor any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

4.7.	Full Disclosure. No representation or warranty of Shareholder herein omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to Shareholder that has specific application to the Shares or the Company that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Shares or the Company that has not been set forth in this Agreement.

4.8.	Definitions. For purposes herein:

4.8.1.	“Action” means any action, suit, proceeding, judgment, claim or investigation;

4.8.2.	“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, with the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

4.8.3.	“Contemplated Transactions” means the transactions contemplated by this Agreement and the Transaction Documents;

4.8.4.	“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral;

4.8.5.	“Enforceability Exceptions” means (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (b) general principles of equity;

4.8.6.	“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction;

4.8.7.	“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority;

4.8.8.	“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority; and

4.8.9.	“Transaction Documents” means this Agreement and any other document or agreement entered into in connection with the Contemplated Transactions;

Ex B-4

5.	Representations and Warranties of the Company. The Company represents and warrants to Shareholder as set forth below.

5.1.	Organization and Standing. The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties the Company owns or leases do not make licensing or qualification of the Company as a foreign entity necessary under the laws of any other jurisdiction, except to the extent such licensing or qualification have already been obtained.

5.2.	Due Authority; No Violation. The Company has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Company. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Company or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Company’s organizational documents, or any order, judgment, arbitration award, or decree to which such the Company is a party or by which it or any of its assets or properties are bound.

5.3.	Approvals. No approval, authority, or consent of or filing by the Company with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

5.4.	Enforceability. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement constitutes the legal, valid and binding obligation of Shareholder, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

6.	Release of Claims.

6.1.	Company Release. Effective as of the Effective Date, the Company, for itself and its Affiliates, and each of their respective predecessors, successors, assigns, heirs, representatives, and agents and for all related parties, and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Company Parties”) hereby irrevocably, unconditionally and forever release, discharge and remise Shareholder and its Affiliates (whether an Affiliate as of the Effective Date or later), and their respective predecessors, successors, assigns, heirs, representatives, and agents and for all related parties and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Shareholder Parties”), from all claims of any type and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, known or unknown, that any Company Party may have now or may have in the future, against any of the Shareholder Parties to the extent that those claims arose, may have arisen, or are based on events which occurred at any point in the past up to and including the Effective Date, other than any claims arising under this Agreement or any of the Transaction Documents (collectively, the “Company Released Claims”). The Company represents and warrants that no Company Released Claim released herein has been assigned, expressly, impliedly, or by operation of law, and that all Company Released Claims released herein are owned by the Company, which has the respective sole authority to release them. The Company agrees that it shall forever refrain and forebear from commencing, instituting or prosecuting any lawsuit action or proceeding, judicial, administrative or otherwise collect or enforce any Company Released Claim which is released and discharged herein.

Ex B-5

6.2.	Shareholder Release. Effective as of the Effective Date, Shareholder, for itself and the other Shareholder Parties, hereby irrevocably, unconditionally and forever releases, discharges and remises each Company Party, from all claims of any type and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, known or unknown, that any Shareholder Party may have now or may have in the future, against any of the Company Parties to the extent that those claims arose, may have arisen, or are based on events which occurred at any point in the past up to and including the Effective Date other than any claims arising under this Agreement or any of the Transaction Documents (collectively, the “Shareholder Released Claims”). Shareholder represents and warrants that no Shareholder Released Claim released herein has been assigned, expressly, impliedly, or by operation of law, and that all Shareholder Released Claims released herein are owned by Shareholder, who has the sole authority to release them. Shareholder agrees that Shareholder shall forever refrain and forebear from commencing, instituting or prosecuting any lawsuit action or proceeding, judicial, administrative or otherwise collect or enforce any Shareholder Released Claim which is released and discharged herein.

7.	Covenant Not to File a Claim and Indemnification.

7.1.	Company. Each of the Company Parties agrees not to file for themselves or on behalf of any other parties, any claim, charge, complaint, action, or cause of action against any Shareholder Party related to the Company Released Claims, and further agrees to indemnify and save harmless such Shareholder Parties from and against any and all losses, including, without limitation, the cost of defense and legal fees, occurring as a result of any claims, charges, complaints, actions, or causes of action made or brought by any such Company Party against any Shareholder Party in violation of the terms and conditions of this Agreement. In the event that any Company Party brings a suit against any Shareholder Party in violation of this covenant, the Company agrees to pay any and all costs of the Shareholder Parties, including attorneys’ fees, incurred by such Shareholder Parties in challenging such action. Any Shareholder Party is an intended third-party beneficiary of this Agreement.

7.2.	Shareholder. Each of the Shareholder Parties agrees not to file for themselves or on behalf of any other parties, any claim, charge, complaint, action, or cause of action against any Company Party related to the Shareholder Released Claims, and further agrees to indemnify and save harmless such Company Parties from and against any and all losses, including, without limitation, the cost of defense and legal fees, occurring as a result of any claims, charges, complaints, actions, or causes of action made or brought by any such Shareholder Party against any Company Party in violation of the terms and conditions of this Agreement. In the event that any Shareholder Party brings a suit against any Company Party in violation of this covenant, Shareholder agrees to pay any and all costs of the Company Parties, including attorneys’ fees, incurred by such Company Parties in challenging such action. Any Company Party is an intended third-party beneficiary of this Agreement.

Ex B-6

8.	Affirmations.

8.1.	Company. Each Company Party affirms that it has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any Shareholder Party in any forum or form and should any such charge or action be filed by any Company Party or by any other person or entity on any Company Party’s behalf involving matters covered by Section 6.1, the Company agrees to promptly give the agency or court having jurisdiction a copy of this Agreement and inform them that any such claims any such Company Party might otherwise have had are now settled.

8.2.	Shareholder. Each Shareholder Party affirms that it has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any Company Party in any forum or form and should any such charge or action be filed by any Shareholder Party or by any other person or entity on any Shareholder Party’s behalf involving matters covered by Section 6.2, Shareholder agrees to promptly give the agency or court having jurisdiction a copy of this Agreement and inform them that any such claims any such Shareholder Party might otherwise have had are now settled.

8.3.	Compromise. This is a compromise and settlement of potential or actual disputed claims and is made solely for the purpose of avoiding the uncertainty, expense, and inconvenience of future litigation. Neither this Agreement nor the furnishing of any consideration concurrently with the execution hereof shall be deemed or construed at any time or for any purpose as an admission by any Party of any liability or obligation of any kind. Any such liability or wrongdoing is expressly denied. The Parties hereto acknowledge that this Agreement was reached after good faith settlement negotiations and after each Party had an opportunity to consult legal counsel. This Agreement extends to, and is for the benefit of, the Parties, their respective successors, assigns and agents and anyone claiming by, through or under the Parties hereto.

9.	Additional Agreements.

9.1.	This Agreement shall be effective upon its execution by each of the Parties hereto.

9.2.	Each of the Parties hereto shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

9.3.	No Party shall, and each Party shall cause their respective Affiliates not to, in each case, whether directly or indirectly, for itself or through or on behalf of any other Party not to, make any disparaging comments (or induce or encourage others to make disparaging comments) about any other Party or its officers, directors, shareholders, employees and agents, or their respective operations, financial condition, prospects, products or services.

10.	Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Parties at the addresses set forth below (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 10). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving Party, and (b) if the Party giving the Notice has complied with the requirements of this Section 10.

Ex B-7

If to the Company:

Boly Group Holdings Corp.

Attention: Chief Executive Officer

923 E. Valley Blvd. Suite 103B

San Gabriel, Ca 91776

With a copy, which shall not constitute notice, to each of:

John O’Leary

Lucosky Brookman LLP

101 Wood Avenue South

5th Floor

Woodbridge, NJ 08830

Email: joleary@lucbro.com

And:

Legal & Compliance, LLC

Attn: Laura Anthony, Esq.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

Email: LAnthony@LegalandCompliance.com

If to Shareholder, to:

Esther Pranolo

923 E. Valley Bl. #213

San Gabriel, Ca 91776

Email: esther91770@yahoo.com

11.	Governing Law and Interpretation. This Agreement shall be governed and controlled by and in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions. Venue for any action brought to enforce the terms of this Agreement or for breach thereof shall lie exclusively in the state and federal courts located in Palm Beach County, Florida. Should any provision of this Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect. The Parties affirm that this Agreement is the product of negotiation and agree that it shall not be construed against any Party on the basis of sole authorship. The Parties agree that the successful Party in any suit related to this Agreement (as determined by the applicable court(s)) shall be entitled to recover its reasonable attorneys’ fees and expenses related thereto, including attorneys’ fees and costs incident to an appeal.

12.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT HE OR IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THE PERFORMANCE THEREOF (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Ex B-8

13.	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) any other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity. Each of the Parties acknowledges and agrees that the remedy at law available to the other Party for breach of any Party’s obligations under this Agreement would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, each Party acknowledges, consents and agrees that, in addition to any other rights or remedies that any Party may have at law, in equity or under this Agreement, upon adequate proof of a violation by any other Party of any provision of this Agreement, the first Party will be entitled to seek immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage or requirement to post a bond.

14.	Entire Agreement; Severability. This Agreement and the exhibits attached hereto sets forth the entire agreement between the Parties with respect to the subject matter hereof and fully supersedes any prior agreements or understandings between the Parties with respect to the subject matter hereof. The Parties acknowledge that each has not relied on any representations, promises, or agreements of any kind made to the other in connection with each Party’s decision to accept this Agreement, except for those set forth in this Agreement. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. The Parties have participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties thereto and no presumption of burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any provision in this Agreement.

15.	Amendment. This Agreement may not be modified, altered or changed except upon express written consent of all Parties wherein specific reference is made to this Agreement.

16.	Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties to this Agreement.

17.	Waiver. Waiver of any term or condition of this Agreement by any Party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

18.	Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their permitted successors and assigns. No Party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Party to this Agreement, which any such Party may withhold in its absolute discretion. Any purported assignment without such prior written consents shall be void.

19.	No Third-Party Beneficiaries. Other than as specifically set forth herein, nothing in this Agreement shall confer any rights, remedies or claims upon any person or entity not a Party or a permitted assignee of a Party to this Agreement.

Ex B-9

20.	Further Assurances. From time to time, whether at or following the Closing, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

21.	Expenses. Except as expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

22.	Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

[Remainder of page intentionally left blank – Signature pages follow]

Ex B-10

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

Boly Group Holdings Corp.

By:
Name:	Alex Jen
Title:	President, Chief Executive Officer and Chief Financial Officer

Esther Pranolo

By:
Name:	Esther Pranolo

Ex B-11

Exhibit A

IRREVOCABLE STOCK POWER

Boly Group Holdings Corp.

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Esther Pranolo (“Shareholder”) hereby assigns, transfers, and conveys to Boly Group Holdings Corp., a Delaware corporation (the “Company”), all of Shareholder’s right, title, and interest in and to 17,775 shares of common stock, par value US$0.001 per share, of the Company, represented by Certificate No. __________________; and hereby irrevocably appoints the Chief Executive Officer of the Company as Shareholder’s attorney-in-fact to transfer said shares on the books of the Company, with full power of substitution in the premises.

Date: December 19, 2017

Esther Pranolo

By:
Name:	Esther Pranolo

Ex A-1

Exhibit B

Promissory Note

(Attached)

Ex B-1

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH MAY BE THE LEGAL COUNSEL OPINION (AS DEFINED IN THE PURCHASE AGREEMENT)), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SSAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $10,370.73	Issue Date: December 19, 2017

PROMISSORY NOTE

FOR VALUE RECEIVED, Boly Group Holdings Corp., a Delaware corporation (the “Company”), hereby promises to pay to the order of Esther Pranolo (the “Holder”), the sum of $10,370.73 (the “Principal Amount”) pursuant to the terms and conditions herein. The following terms shall apply to this Note:

Section 1.  Definitions. For the purposes hereof, the definitions set forth in Exhibit A shall have the meanings set forth in such exhibit.

Section 2.  Interest. This Note shall not bear interest.

Section 3.  Payment.

(a)  Holder and the Company acknowledge and agree that the Company is currently proposing to issue to Ramelle Ashram Bin Ramli (“Buyer”) 222,994 shares of common stock, par value $0.001 per share (the “New Issuance Shares”), in return for consideration payable to the Company of $310,000 (the “Consideration”).

(b)  Upon the Company’s actual receipt of the Consideration from the Buyer, the Company shall pay to Holder an amount equal to the Principal Amount.

(c)  The Company may prepay any amounts due hereunder at any time, at the Company’s election.

Section 4.  Miscellaneous.

(a)  Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth below (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 4(a). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). A Notice is effective only (a) upon receipt by the receiving Party, and (b) if the party giving the Notice has complied with the requirements of this Section 4(a).

Ex B-2

If to the Company:

Boly Group Holdings Corp.

Attention: Chief Financial Officer

923 E. Valley Blvd. Suite 103B

San Gabriel, Ca 91776

Email: gary@us-vrglobal.com

With a copy, which shall not constitute notice, to:

Legal & Compliance, LLC

Attn: Laura Anthony, Esq.

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

Email: LAnthony@LegalandCompliance.com

If to Holder:

Esther Pranolo

923 E. Valley Bl. #213

San Gabriel, Ca 91776

Email: esther91770@yahoo.com

(b)  Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof reasonably satisfactory to the Company.

(c)  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated herein (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state courts of Florida or in the federal courts located in the state of Florida, in each case located and sitting in Palm Beach County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Ex B-3

(d)  Waiver. Any waiver by the Company or Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note or a waiver by any other Holder. The failure of the Company or Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or Holder must be in writing.

(e)  Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(f)  Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other documents entered into in connection herewith at law or in equity (including a decree of specific performance and/or other injunctive relief). Each of Holder and the Company acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy at law for any such breach may be inadequate. Each of Holder and the Company therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

(g)  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h)  Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(i)  Amendment. This Note may be modified or amended or provisions hereof waived with the written consent of the Company and the Holder.

[Signature appears on following page]

Ex B-4

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Boly Group Holdings Corp.

By:
Name:	Alex Jen
Title:	President, Chief Executive Officer and Chief Financial Officer

Agreed and accepted:

Esther Pranolo

Ex B-5

EXHIBT A

DEFINITIONS

In addition to the other definitions set forth herein, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

“Issue Date” means the date of the issuance of this Note.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

A-1